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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 1, 2006


                            PER-SE TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)


    Delaware                     000-19480                     58-1651222
---------------                ------------                 -------------------
(State or Other                (Commission                     (IRS Employer
Jurisdiction of                File Number)                 Identification No.)
Incorporation)


          1145 Sanctuary Parkway, Suite 200, Alpharetta, Georgia 30004
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         (Addresses of Principal Executive Offices, including Zip Code)

                                 (770) 237-4300
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              (Registrant's Telephone Number, including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On March 1, 2006, the Compensation Committee of the Board of Directors of Per-Se Technologies, Inc. (the "Company") adopted the 2006 Senior Management Incentive Compensation Plan (the "Plan"), which provides senior management employees of the Company, including all executive officers, with an opportunity to earn cash bonus awards for fiscal year 2006 performance. The cash bonus awards are based upon the attainment of performance goals relating to the following performance criteria: (i) increase in pre-tax diluted earnings per share, (ii) increase in consolidated EBITDA, (iii) increase in division EBITDA, and (iv) increase in segment EBITDA and individual objectives. The target amount of the cash bonus awards for executive officers ranges from 50% to 130% of the respective executive officer's annual base salary. Participants may earn between 0% and 125% of their target cash bonus awards based upon the level of achievement of the performance goals.

         A copy of the 2006 Senior Management Incentive Compensation Plan is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  10.1     2006 Senior Management Incentive Compensation Plan.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PER-SE TECHNOLOGIES, INC.



                                         /s/ Chris E. Perkins
                                         --------------------------------------
                                         Name:  Chris E. Perkins
                                         Title: Executive Vice President, Chief
                                                Operating Officer and Chief
                                                Financial Officer

Date: March 7, 2006


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